EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Adelstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Wellesley Capital Management Corp. on Form 10-Q/A Amendment No. 1 for the period ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A Amendment No. 1 fairly presents in all material respects the financial condition and results of operations of Wellesley Capital Management Corp.

Dated: August 20, 2012
/s/ Steven Adelstein
Steven Adelstein
President, Principal Executive Officer and Principal Accounting and Financial Officer

A signed original of this written statement required by Section 906 has been provided to Wellesley Capital Management Corp. and will be retained by Wellesley Capital Management Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.